Common Stock (Tables)	12 Months Ended
Dec. 31, 2016
Common Stock [Abstract]
Schedule of Common Stock Outstanding Roll Forward [Table Text Block]
Authorized: Unlimited number of non-par value common shares.

	2016		2015
Issued and outstanding:	millions of shares	millions of Canadian dollars	millions of shares	millions of Canadian dollars
Balance, January 1	147.21	$2,157	143.78	$2,016
Conversion of Convertible Debentures	51.99	2,115	-	-
Issuance of common stock (1)	7.69	338	1.25	54
Issued for cash under Purchase Plans at market rate	2.51	115	2.10	88
Discount on shares purchased under Dividend Reinvestment Plan	-	(5)	-	(4)
Options exercised under senior management share option plan	0.62	17	0.08	2
Stock-based compensation	-	1	-	1
Balance, December 31	210.02	$4,738	147.21	$2,157
(1) In Q1 2016, Emera issued 0.06 million common shares to facilitate the creation and issuance of 0.2 million depositary receipts in connection with the ECI amalgamation transaction. The depositary receipts are listed on the Barbados Stock Exchange. In addition, Emera completed an offering of 7.63 million common shares in December 2016, at $45.25 per common share, for net proceeds of approximately $345 million. The net proceeds were $335 million after $10 million of issuance costs, net of taxes.